UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Event Earliest Reported): March 24, 2011 (December 31, 2010)

Vinyl Products, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52769	26-0295367
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30950 Rancho Viejo Rd #120, San Juan Capistrano, CA 92675

(Address of principal executive offices)

(949) 373-7281

(Registrant's telephone number)

2210 South Ritchey Street, Santa Ana, California 92705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report amends our Current Report on Form 8-K filed on January 6, 2011 and amended on February 10, 2011 (the “Initial Report”) by amending and restating the disclosures contained in Items 2.01 and 9.01 of the Initial Report.

Item 1.01  Entry into a Material Definitive Agreement.

Brackin O’Connor Transaction

On December 31, 2010, we entered into a definitive agreement to acquire all of the membership interests in Brackin O’Connor, LLC (“Brackin O’Connor”).  Brackin O’Connor operates a passenger transportation business.  Its initial operations are focused on servicing the tourism industry in Scottsdale, Arizona.  We agreed to issue 20,000,000 shares of our common stock to the members of Brackin O’Connor in exchange for the membership interests in Brackin O’Connor (the “Equity Exchange”).

VFC Disposition

Following completion of the Equity Exchange, we entered into a definitive agreement to dispose of all of the capital stock of our subsidiaries, Vinyl Fence Company, Inc. (“VFC”) and VFC Franchise Corp. to Gordon Knott, formerly our President and member of our Board of Directors, and Garabed Khatchoyan, formerly a member of our Board of Directors (the “VFC Disposition”).  VFC conducts all of our vinyl product marketing and installation business.

In exchange for the capital stock of VFC and VFC Franchise Corp., Messrs Knott and Khatchoyan agreed to return to us 20,000,000 shares of our common stock and to assume up to $75,000 of our liabilities arising from periods prior to December 31, 2010.  In connection with the VFC Disposition, we agreed to reimburse certain expenses incurred by VFC through payment of $12,500 in cash and the issuance of a promissory note in the amount of $62,500.   The promissory note is due March 31, 2011 and is secured by a vehicle owned by Brackin O’Connor. The number of shares of our common stock returned to us was determined by negotiation between Messrs Knott and Khatchoyan and the members of our Board of Directors (other than Messrs. Knott and Khatchoyan) and no specific value was placed on the shares.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On December 31, 2010, we closed on the Equity Exchange described in Item 1.01 above.  Following completion of the Equity Exchange, we closed on the VFC Disposition described in Item 1.01 above.

As a result of the Equity Exchange and the VFC Disposition, we are no longer engaged in the vinyl product marketing and installation business and are now exclusively engaged in the passenger transportation business through Brackin O’Connor.

DESCRIPTION OF BRACKIN O’CONNOR’S BUSINESS

NOTE: The discussion contained in this Item 2.01 relates primarily to Brackin O’Connor.  Information relating to the business and results of operations of Vinyl Products, Inc. and all other information relating to our company prior to the Equity Exchange has been previously reported in our Annual Report on Form 10-K for the year ended December 31, 2009, and subsequent periodic filings with the Securities and Exchange Commission and is herein incorporated by reference to those reports.

Company Overview

Brackin O’Connor operates a passenger transportation business commonly referred to as a chauffeured vehicle service.  Its initial operations are focused on servicing the tourism industry in Scottsdale, Arizona under the brand name of “Ride The Dougie”.  The Company provides chauffeured vehicle service for concert and weddings, airport shuttles, business and association meetings, conventions, road shows, promotional tours, special events, incentive travel and leisure travel and mobile concierge services.

Industry Background

The chauffeured vehicle service industry serves businesses in virtually all sectors of the economy. The Company believes that business customers are becoming increasingly sophisticated in their use of ground vehicle services and are demanding a broader array of airport or other destination site "meet- and-greet" services and other efficiency-enhancing services. Although there are other forms of transportation that compete with chauffeured vehicles, such as buses, taxis, and rental cars, the Company believes that none of those forms of transportation provides the quality, dependability and value-added services of chauffeur-driven vehicles. The Company also believes that businesses place a premium on service providers that are able to coordinate the travel itinerary of each member of a large group.

Our Strategy

The Company's objective is to increase its profitability and its market share in the chauffeured vehicle service industry by implementing the following growth strategies:

●
Expand Through Internal Growth. The Company intends to continue to generate internal growth by further enhancing its delivery of high quality service to its customers, by further investment in transportation vehicles and in its sales and marketing programs and by extending its services to new geographical areas.

●	Expand Through Acquisitions. The Company believes that there are significant opportunities to acquire additional chauffeured vehicle service companies in its region and other strategic regions.

Marketing and Sales

The Company intends to continue to expand recognition of the "Ride the Dougie" name through its marketing and promotional efforts. The Company has developed a marketing program directed at both the travel arranger such as concierges at major resorts and the end user of chauffeured vehicle services. The program consists of directory listings, advertising, website and referral system

The Company's marketing program seeks to build upon brand name recognition, customer loyalty, and service know-how.

Research and Development

We have not incurred any research and development expenditures since our inception.

Competition

The chauffeured vehicle service industry is highly competitive and fragmented, with few significant national participants. Each local market usually contains numerous local participants as well as a few companies offering regional and national service. Chauffeured vehicle service providers compete primarily on the basis of price, quality, scope of service and dependability. The Company also competes with service providers offering alternative modes of transportation, such as buses, taxis, and rental cars. The Company believes that its high quality of service and dependability have allowed it to compete effectively in its markets.  The Company expects its business to become more competitive as existing competitors expand and additional companies enter the industry. Certain of the Company's existing competitors have, and any new competitors that enter the industry may have, access to significantly greater financial resources than the Company.

Seasonality

Our business, as is typical of companies in our industry, is highly seasonal. This is primarily due to tourist travel being heaviest during the holiday and spring seasons.  Seasonal trends have historically contributed to, and we anticipate will continue to contribute to fluctuations in our quarterly results, including fluctuations in sequential revenue growth rates.

Intellectual Property

We do not own, either legally or beneficially, any patents or trademarks.

Legal Proceedings

We currently, and from time to time, are, subject to claims arising in the ordinary course of our business. We are not currently subject to any such claims that we believe could reasonably be expected to have a material and adverse effect on our business, results of operations and financial condition.

Employees

As of March 22, 2011, we had no full-time employees and one independent contractor.

Properties

As of March 2011, our corporate offices are located at 30950 Rancho Viejo Rd #120, San Juan Capistrano, California 92675.   We currently are not assessed any rental charges for the use of this space.

The premises used during the year ended December 31, 2010 were provided to us without charge.  We have reviewed the estimated fair market value of the rent for the space used and concluded it to be immaterial to the financial statements individually and taken as a whole, as such, no expense for rent has been recorded for the period shown.

We do not currently own or lease any real property.

Government Regulation

 We are not currently subject to direct federal, state or local regulation and we do not believe that government regulation will have a material impact on the way we conduct our business.

MANAGEMENT’S DISCUSSION AND ANALYSIS AND PLAN OF OPERATION

The following discussion and analysis relates to the results of Brackin O’Connor only and should be read in conjunction with the financial statements and the related notes thereto and other financial information contained elsewhere in this Form 8-K.

General Overview

Brackin O’Connor operates a passenger transportation business commonly referred to as a chauffeured vehicle service.  Its initial operations are focused on servicing the tourism industry in Scottsdale, Arizona under the brand name of “Ride The Dougie”.  The Company provides chauffeured vehicle service for concert and weddings, airport shuttles, business and association meetings, conventions, road shows, promotional tours, special events, incentive travel and leisure travel and mobile concierge services.

Critical Accounting Policies and Estimates

We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Our management periodically evaluates the estimates and judgments made.  Management bases its estimates and judgments on historical experience and on various factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates.

The following critical accounting policies affect the more significant judgments and estimates used in the preparation of our financial statements.

Impairment of Long-Lived Assets

The Company adopted Accounting Standards Codification subtopic 360-10, Property, Plant and Equipment ("ASC 360-10"). ASC 360-10 requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company evaluates its long-lived assets for impairment annually or more often if events and circumstances warrant. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. ASC 360-10 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell. The Company performed an annual review for impairment and none existed as of December 31, 2010.

 Results of Operations

Year Ended December 31, 2010 Compared to Year Ended December 31, 2009

Operating Expenses

Operating expenses totaled $15,851 for the year ended December 31, 2010 compared to $0 in the prior year.  Current year operating expenses included $15,471 of selling, general and administrative expenses and $380 of depreciation expense associated with the transportation vehicle.

Discontinued Operations

On September 1, 2009, the Company entered into an agreement for sale of the drinking lounge assets in exchange in exchange for $240,000 in cash.  The Company recorded a gain on disposal of assets totaling $43,602 for the fiscal year ended December 31, 2009.  Pursuant to FASB standards, the Company has retro-actively presented its drinking lounge business as discontinued operations.

The Company’s gain from discontinued operations for the year ended December 31, 2009 totaled $54,115.

Net Income / Loss

Net loss totaled $15,851 for the year ended December 31, 2010 due primarily to the selling, general and administrative expenses discussed above.   Net income totaled $54,115 for the year ended December 31, 2009 due to the discontinued operations discussed above.

Liquidity and Capital Resources

The accompanying financial statements have been prepared assuming that we will continue as a going concern. As shown in the accompanying financial statements, we incurred losses of $15,851 for the year ended December 31, 2010 and have an accumulated deficit of $17,822 at December 31, 2010.  At December 31, 2010, we had cash and cash equivalents of $1,366 and $12,500 of other current assets.

We started to generate revenue in January 2011, however, in order to continue as a going concern, develop a reliable source of revenues, and achieve a profitable level of operations, we will need, among other things, additional capital resources.  Accordingly, management’s plans to continue as a going concern include raising additional capital through sales of common stock and other securities.

Our current funding is not sufficient to continue our operations for the remainder of the fiscal year ending December 31, 2011.  We will require additional debt and/or equity financing to continue our operations.  We cannot provide any assurances that additional financing will be available to us or, if available, may not be available on acceptable terms.

If we are unable to obtain adequate capital, we could be forced to cease or delay development of our operations, sell assets or our business may fail.   In each such case, the holders of our common stock would lose all or most of their investment.  Please see “Risk Factors” for information regarding the risks related to our financial condition.

Recent Accounting Pronouncements

In April 2008, the FASB issued Accounting Standards Codification ("ASC") 350-10, "Determination of the Useful Life of Intangible Assets." ASC 350-10 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under ASC 350-10, "Goodwill and Other Intangible Assets." ASC No. 350-10 is effective for fiscal years beginning after December 15, 2008. The adoption of this ASC did not have a material impact on the Company's financial statements.

In April 2009, the FASB issued ASC 805-10, "Accounting for Assets Acquired and Liabilities assumed in a Business Combination That Arise from Contingencies – an amendment of FASB Statement No. 141 (Revised December 2007), Business Combinations." ASC 805-10 addresses application issues raised by preparers, auditors and members of the legal profession on initial recognition and measurement, subsequent measurement and accounting and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805-10 is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. ASC 805-10 will have an impact on the Company's accounting for any future acquisitions and its financial statements.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events," which is included in ASC Topic 855, Subsequent Events. ASC Topic 855 established principles and requirements for evaluating and reporting subsequent events and distinguishes which subsequent events should be recognized in the financial statements versus which subsequent events should be disclosed in the financial statements. ASC Topic 855 was effective for interim periods ending after June 15, 2009 and applies prospectively. Because ASC Topic 855 impacts the disclosure requirements, and not the accounting treatment for subsequent events, the adoption of ASC Topic 855 did not impact the Company's results of operations or financial condition.

Effective July 1, 2009, the Company adopted the FASB ASC 105-10, Generally Accepted Accounting Principles – Overall ("ASC 105-10"). ASC 105-10 establishes the FASB Accounting Standards Codification (the "Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates ("ASUs"). The FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout these consolidated financials have been updated for the Codification.

In August 2009, the FASB issued ASU No. 2009-05, Measuring Liabilities at Fair Value, which provides additional guidance on how companies should measure liabilities at fair value under ASC 820. The ASU clarifies that the quoted price for an identical liability should be used. However, if such information is not available, an entity may use the quoted price of an identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities traded as assets, or another valuation technique (such as the market or income approach). The ASU also indicates that the fair value of a liability is not adjusted to reflect the impact of contractual restrictions that prevent its transfer and indicates circumstances in which quoted prices for an identical liability or quoted price for an identical liability traded as an asset may be considered level 1 fair value measurements. This ASU is effective October 1, 2009. The adoption of this ASU did not impact the Company's results of operations or financial condition.

In January 2010, the FASB issued ASU No. 2010-06 regarding fair value measurements and disclosures and improvement in the disclosure about fair value measurements. This ASU requires additional disclosures regarding significant transfers in and out of Levels 1 and 2 of fair value measurements, including a description of the reasons for the transfers. Further, this ASU requires additional disclosures for the activity in Level 3 fair value measurements, requiring presentation of information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company is currently evaluating the impact of this ASU; however, it does not expect the adoption of this ASU to have a material impact its results of operations and financial condition.

Quantitative and Qualitative Disclosures about Market Risk

We do not have any material exposure to market risk associated with our cash and cash equivalents. Our note payables are at a fixed rate and, thus, are not exposed to interest rate risk.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, results of operations, liquidity or capital expenditures.

RISK FACTORS

An investment in our securities involves a high degree of risk.  In determining whether to purchase our securities, you should carefully consider all of the material risks described below, together with the other information contained in this current report on Form 8-K before making a decision to purchase our securities.  You should only purchase our securities if you can afford to suffer the loss of your entire investment.

WE HAVE A LIMITED OPERATING HISTORY AND HAVE NOT GENERATED SUBSTANTIAL REVENUES OR PROFIT TO DATE.  THERE IS NO ASSURANCE OUR FUTURE OPERATIONS WILL RESULT IN PROFITABLE REVENUES.  IF WE CANNOT GENERATE SUFFICIENT REVENUES TO OPERATE PROFITABLY, WE MAY HAVE TO CEASE OPERATIONS.

We started operations in passenger transportation business in December 2010 and began generating revenue from that business in January 2011.  We have a limited operating history upon which an evaluation of our future success or failure can be made.  Our ability to achieve and maintain profitability and positive cash flow is dependent upon our ability to earn profit by marketing and selling our services.  We cannot guarantee that we will be successful in generating revenues and profit in the future.  Failure to generate revenues and profit will cause us to suspend or cease operations.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL.

Our business plan calls for ongoing expenses in connection with the marketing and development of our services.

While at December 31, 2010, we had cash on hand of $1,366 we have accumulated a deficit of $17,822 in business development and administrative expenses.  At this rate, we anticipate that additional funding will be needed for general administrative expenses and marketing costs.

In order to expand our business operations, we anticipate that we will have to raise additional funding.  If we are not able to raise the capital necessary to fund our business expansion objectives, we may have to delay the implementation of our business plan.

We do not currently have any arrangements for financing.  Obtaining additional funding will be subject to a number of factors, including general market conditions, investor acceptance of our business plan and initial results from our business operations.  These factors may impact the timing, amount, terms or conditions of additional financing available to us.  The most likely source of future funds available to us is through the sale of additional shares of common stock or advances from our directors and officers.

IF DOUG BRACKIN, OUR PRINCIPAL OFFICER, SHOULD RESIGN OR DIE, WE WILL NOT HAVE A CHIEF EXECUTIVE OFFICER.  THIS COULD RESULT IN OUR OPERATIONS SUSPENDING, AND YOU COULD LOSE YOUR INVESTMENT.

We depend on the services of our principal officer and a director, Doug Brackin, for the future success of our business.  The loss of the services of Mr. Brackin could have an adverse effect on our business, financial condition and results of operations.  If he should resign or die we will not have a chief executive officer.  If that should occur, until we find another person to act as our chief executive officer, our operations could be suspended.  In that event it is possible you could lose your entire investment.  We do not carry any key personnel life insurance policies on Mr. Brackin and we do not have a contract for his services.

BECAUSE WE HAVE ONLY ONE OFFICER WHO HAS NO FORMAL TRAINING IN FINANCIAL ACCOUNTING AND MANAGEMENT, WHO IS RESPONSIBLE FOR OUR MANAGERIAL AND ORGANIZATIONAL STRUCTURE, IN THE FUTURE, THERE MAY NOT BE EFFECTIVE DISCLOSURE AND ACCOUNTING CONTROLS TO COMPLY WITH APPLICABLE LAWS AND REGULATIONS WHICH COULD RESULT IN FINES, PENALTIES AND ASSESSMENTS AGAINST US.

We have only one officer.  He has no formal training in financial accounting and management; however, he is responsible for our managerial and organizational structure, which includes preparation of disclosure and accounting controls.  While Mr. Brackin has no formal training in financial accounting matters, he has been reviewing our financial statements that have been audited by our auditors.  Should he not have sufficient experience, he may be incapable of creating and implementing the controls which may cause us to be subject to sanctions and fines by the SEC which ultimately could cause you to lose your investment, however, because of the small size of our expected operations, we believe that he will be able to monitor the controls he will create and will be accurate in assembling and providing information to investors.

WE MAY HAVE DIFFICULTY ATTRACTING AND RETAINING SKILLED PERSONNEL.  OUR FAILURE TO DO SO COULD CAUSE US TO GO OUT OF BUSINESS.

Our future success will depend in large part on our ability to attract and retain highly skilled management, sales, marketing, and finance personnel.  Competition for such personnel is intense, and there can be no assurance that we will be successful in attracting or retaining such personnel.  Failure to attract and retain such personnel could have a material adverse effect on our operations and financial condition or cause us to go out of business.

WE MAY BE SUSCEPTIBLE TO AN ADVERSE EFFECT ON OUR BUSINESS DUE TO THE CURRENT WORLDWIDE ECONOMIC CRISIS

Our market and sales results could be greatly impacted by the current worldwide economic crisis, making it difficult to reach sales goals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 22, 2011, certain information regarding the beneficial ownership of our Common Stock giving effect to the Equity Exchange and the VFC Disposition.  The table sets forth the beneficial ownership of (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of Common Stock; (ii) each of the nominees for director and executive officer of the Company; and (iii) all of our executive officers and nominees for director as a group.  The number of shares owned includes all shares beneficially owned by such persons, as calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days of March 22, 2011 through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

Name and Address of	Beneficial Ownership of Shares (1)
Beneficial Owner	Number	Percentage (2)

Douglas Brackin	10,000,000	44.3%
7955 E. Chaparral Rd #18
Scottsdale, AZ 85250

Joy Brackin	10,000,000	44.3%
7955 E. Chaparral Rd #18
Scottsdale, AZ 85250

All officers and directors as a group	10,000,000	44.3%

(1)
This table is based upon information supplied by our officers, directors, principal stockholders and our transfer agent.   Unless otherwise indicated, this table includes shares owned by a spouse, minor children, and relatives sharing the same home, as well as entities owned or controlled by the named beneficial owner.  Unless otherwise noted, we believe the shares reflected in this table are owned of record and beneficially by the named beneficial owner.

(2)	Based on 22,564,000 shares outstanding as of March 22, 2011.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Executive Officers and Directors

Below are the names and certain information regarding our executive officers and directors.  Officers are appointed annually by our board of directors (the “Board”). Each of the following officers and directors were appointed on December 31, 2010.

Name	Age	Position
Douglas Brackin	48	President and Director

Keith Moore	50	Treasurer, Secretary and Director

Mr. Brackin is a real estate hospitality entrepreneur.  He built his first lodging establishment in 1988 in Payson, Arizona.  He operated the Payson Pueblo Inn for 3 ½ years, then sold the property for a profit in March of 1992.  His next project was the Majestic Mountain Inn, which was built in 1993.   This project was owned by Mr. Brackin for 10 years, and again sold for a profit.  During 2000-2001, Mr. Brackin co-developed an office building along with a steakhouse named Fargo’s.  In 2004, Mr. Brackin co-developed a 33 lot subdivision in Flagstaff, Arizona.  Doug did all the entitlement work for this project and handled all the sales of the 33 lots generating over $7 million in sales.  Mr. Brackin renovated a drinking lounge called  J.Chew in 2008 and sold this establishment for a profit in 2009.  Mr. Brackin is currently involved in a start up transportation-coinceirge business in Scottsdale, Arizona.  Mr. Brackin earned a B.S. in Hotel, Restaurant, and Tourism at Northern Arizona University.  Mr. Bracking also holds an Arizona Real estate license as well as an Arizona Insurance license.

Mr. Moore co-founded Monarch Bay Associates, LLC, a FINRA member broker dealer in 2006. He has served his entire career founding, growing and financing technology and service companies. Throughout his career Mr. Moore has served in various executive capacities for micro-cap to Russell 1000 companies, including Activision, Inc., DataLogic International, Inc., and POPcast Communications Corp. Mr. Moore has raised over $100 million for these organizations and has grown collective revenues in excess of $600 million.

From 1996 through 2007, Mr. Moore served in Chief Executive and other executive capacities for DataLogic International, Inc., POPcast Communications Corp., and iTechexpress, Inc., overseeing their respective strategic growth and capital raises.  From 1991 through 1996, Mr. Moore served as President, Chief Operating Officer, Chief Financial Officer, Director and Consultant of Activision, Inc. (NASDAQ: ATVI), recognized as the international market leader in videogames and multimedia software.  Mr. Moore is a founder of International Consumer Technologies Corp. and was Vice President, Chief Financial Officer and Director since its inception in July 1986 until its merger into Activision in December 1991. Mr. Moore, board Emeritus of the Mission Hospital Foundation Board of Directors earned a B.S. in Accounting and a Masters in Finance from Eastern Michigan University.

Employment Agreements

We currently have no employment agreements with any Director or Executive Officer.

Compensation of Directors

Compensation for the Directors and Executive Officers has not been determined at this time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, officer, principal stockholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction, since the beginning of our last fiscal year ended December 31, 2010, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2010, we became directly obligated on the financial obligations represented by the promissory note issued pursuant to the VFC Disposition described in Item 1.01 above.

Item 3.02  Unregistered Sales of Equity Securities.

On December 31, 2010, we issued 20,000,000 shares of our common stock in the closing for the Equity Exchange described in Item 1.01 above.   The number of shares of our common stock issued to Brackin O’Connor, LLC was determined by negotiation between Brackin O’Connor and our Board of Directors (which, at the time, consisted of Gordon Knott and Garabed Khatchoyan) and no specific value was placed on the shares.  Our securities were offered and sold solely to accredited investors in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended since the issuances did not involve a public offering, the recipients took the shares for investment and not resale and we took appropriate measures to restrict transfer.

Item 5.01  Changes in Control of Registrant.

As a result of the Equity Exchange and the VFC Disposition described in Item 1.01 above, the members of Brackin O’Connor, Doug Brackin and Joy Brackin, acquired control of our company.  Doug Brackin and Joy Brackin are husband and wife.  Doug Brackin and Joy Brackin together hold 20,000,000 shares of our common stock (99.7% of the outstanding shares of common stock as of January 1, 2011).

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 31, 2010, Gordon Knott tendered his resignation as our President, effective immediately.  In addition, Mr. Knott and Garabed Khatchoyan will resign as members of our Board of Directors, effective on the 11th day following the mailing of a Schedule 14F Information Statement to our stockholders.

On December 31, 2010, we appointed Doug Brackin as our President and a member of our Board of Directors and appointed Keith Moore as our Treasurer and Secretary and a member of our Board of Directors.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements

    Exhibit 99.1 (filed herewith)

    Brackin O’Connor LLC - Financial Statements

(b) Pro Forma Financial Information

As a result of the Equity Exchange and the VFC Disposition described in Item 1.01 above, the members of Brackin O’Connor, Doug Brackin and Joy Brackin, acquired majority control of our company.  As a result of the Equity Exchange and the VFC Disposition, we are no longer engaged in the vinyl product marketing and installation business and are now exclusively engaged in the passenger transportation business through Brackin O’Connor.  Accordingly, the Share Exchange is being accounted for as a reverse merger and Brackin O’Connor is deemed to be the acquirer in the reverse merger.  Consequently, the assets, liabilities and historical operations that will be reflected in the financial statements at and prior to the closing of the share exchange will be those of Brackin O’Connor and will be recorded at the historical cost basis of Brackin O’Connor.

Pro-forma financial information is not presented as it would duplicate the statement of operations in the Brackin O’Connor financial statements included in Exhibit 99.1

(c) Exhibits.

Exhibit No.	Description

10.1	Equity Exchange Agreement dated December 31, 2010*
10.2	Stock Purchase Agreement dated December 31, 2010*
10.3	Assumption Agreement dated December 31, 2010*
10.4	Promissory Note dated December 31, 2010*

* Previously filed as exhibits to the Initial Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2011	Vinyl Products, Inc.
a Nevada corporation

By: /s/ Doug Brackin
Name: Doug Brackin
Title: President